UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 15, 2006

                           SOUTHWEST COMMUNITY BANCORP
             Incorporated Under the Laws of the State of California


         000-50545                             30-0136231
Commission File Number               I.R.S Employer Identification Number

                              5810 El Camino Real
                           Carlsbad, California 92008
                           Telephone: (760) 918-2616


                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))


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 Item 8.01.   Other Events

         This Form 8-K/A corrects an error in the press release issued on March 16, 2006 that stated that April 4, 2006 was the record date, instead of April 5, 2006, for the cash dividend of $0.05 per share of our common stock, declared on March 15, 2006 and payable on April 20, 2006. A copy of the corrected press release is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired
         Not Applicable.

(b)  Pro Forma Financial Information
         Not Applicable.

(c)  List of Exhibits

99.1 Corrected copy of March 16, 2006 press release of Southwest Community Bancorp announcing declaration of a $0.05 per cash dividend payable on April 20, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          SOUTHWEST COMMUNITY BANCORP


DATE: March 17, 2006                      By: /s/ Frank J. Mercardante
                                          ----------------------------
                                          Frank J. Mercardante
                                          Chief Executive Officer